CERTIFICATION OF PERIODIC REPORT
                        --------------------------------


     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Stewardship Financial Corporation (the "Company"), certifies that:

(1) the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   March 21, 2003                    /s/ Paul Van Ostenbridge
                                           -------------------------------------
                                           Paul Van Ostenbridge
                                           President and Chief Executive Officer


Dated:  March 21, 2003                      /s/ Julie Holland
                                            ------------------------------------
                                            Julie Holland
                                            Vice President and Treasurer

     This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.